                                                                                                       EXHIBIT 23.1

                             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by reference  in this Amendment No. 1 to Form S-1  (Registration  Statement
No. 333-137198) of our report  dated  January 25,  2006  (Except  for Note R, as to which the date is
February  22,  2006), appearing  in the Annual  Report on Form 10-KSB of The First  Bancshares,  Inc.,  for
the year ended  December  31, 2005.  We also consent to the reference to us under the headings "Experts" in the
Form S-1 Registration Statement.

/s/ T. E. LOTT & COMPANY

Columbus, Mississippi
September 28, 2006